UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 9, 2008

General Moly, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32986	91-0232000
(Commission File Number)	(IRS Employer Identification No.)

1726 Cole Blvd., Suite 115, Lakewood, CO	80401
(Address of Principal Executive Offices)	(Zip Code)

(303) 928-8599

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

General Moly, Inc. (the “Company”) will be making a presentation (the “Presentation”) to analysts and investors on September 10, 2008.  The information included in the Presentation that had not been previously furnished by the Company on a Form 8-K or otherwise included in the Company’s periodic filings with the Securities and Exchange Commission is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 8.01               Other Events

On September 9, 2008, the Company issued a press release (the “Press Release”) announcing the appointment of Barclays Capital and Credit Suisse Securities (USA) LLC as co-lead project finance arrangers for the Mt. Hope Project finance efforts and announcing that the Company is in the final stages of completing its Basic Engineering update to the August 2007 Bankable Feasibility Study.  A copy of the Press Release is attached hereto as Exhibit 99.2.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

99.1                                       Excerpts from the Presentation.

99.2                                       Press Release of General Moly, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.
(Registrant)

Date: September 9, 2008	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer